UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Ivy Funds Variable Insurance Portfolios

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Ivy Funds Variable Insurance Portfolios

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

A Message from the President of Ivy Funds Variable Insurance Portfolios to all Shareholders of Ivy Funds VIP Micro Cap Growth

[May 19], 2014

Dear Shareholder:

I am writing to ask for your vote, as a shareholder of Ivy Funds VIP Micro Cap Growth (the “Fund”), a series of Ivy Funds Variable Insurance Portfolios (the “Trust”), at the [July 2], 2014 special meeting of the Fund’s shareholders (“Special Meeting”). The purpose of the Special Meeting is to approve the following proposals affecting the Fund and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:

•

To approve a new investment subadvisory agreement between Wall Street Associates, LLC, the Fund’s subadviser, and Waddell & Reed Investment Management Company (“WRIMCO”), the Fund’s investment manager.

•	To approve the use of a “manager of managers” structure, whereby WRIMCO will be able to hire and replace subadvisers for the Fund without shareholder approval.

The Board of Trustees of the Trust has approved and recommends that you vote FOR each proposal.

Voting is quick and easy. Everything you need is enclosed. Please review and consider the enclosed materials carefully. Your vote is important. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or through the Internet.

Detailed information about each proposal is contained in the enclosed materials. Whether or not you plan to attend the Special Meeting in person, your vote is needed. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card or vote by telephone or Internet. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive.

It is important that your vote be received no later than the time of the Meeting on [July 2], 2014. To assist with the solicitation of proxies, we have engaged Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm. As the meeting date approaches, if you have not voted your shares, you may receive a phone call from Broadridge urging you to vote your shares.

Voting is quick and easy. Everything you need is enclosed. It is important that your vote be received no later than the time of the Meeting on [July 2], 2014.

Sincerely,

Henry J. Herrmann

President of the Trust

Your vote is important regardless of the size of your holdings. Please vote today.

Ivy Funds Variable Insurance Portfolios

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF IVY FUNDS VIP MICRO CAP GROWTH

TO BE HELD ON [JULY 2], 2014

A Special Meeting of shareholders of Ivy Funds VIP Micro Cap Growth (the “Fund”), a series of Ivy Funds Variable Insurance Portfolios (the “Trust”), will be held at 6300 Lamar Avenue, Overland Park, Kansas 66201, at 3:00 pm, Central time, on [July 2 ], 2014 (the “Special Meeting”). At the Special Meeting, shareholders will be asked to consider and vote upon the following proposals affecting the Fund:

•

To approve a new investment subadvisory agreement between Wall Street Associates, LLC, the Fund’s subadviser, and Waddell & Reed Investment Management Company (“WRIMCO”), the Fund’s investment manager.

•	To approve the use of a “manager of managers” structure, whereby WRIMCO will be able to hire and replace subadvisers for the Fund without shareholder approval.

The Board of Trustees of the Trust has approved and recommends that you vote FOR each proposal.

Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Special Meeting or any adjournments or postponements thereof.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve either proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” any such adjournment those proxies to be voted against a proposal.

Shareholders of record at the close of business on [April 21], 2014 are entitled to notice of, and to vote at, the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. Any shareholder attending the Special Meeting may vote in person even though a proxy already may have been returned.

By Order of the Board of Trustees of the Trust,

Mara Herrington

Secretary of the Trust

[May 19], 2014

Ivy Funds Variable Insurance Portfolios

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

OF IVY FUNDS VIP MICRO CAP GROWTH

To be held on [July 2], 2014

This proxy statement (“Proxy Statement”) provides you with information you should review before voting on the matters listed in the Notice of Special Meeting for Ivy Funds VIP Micro Cap Growth (the “Fund”), a series of Ivy Funds Variable Insurance Portfolios (the “Trust”). The board of trustees of the Trust (the “Board of Trustees”) are soliciting your vote for a Special Meeting of shareholders of the Fund (the “Special Meeting”) to be held at 6300 Lamar Avenue, Overland Park, Kansas, 66201, on [July 2], 2014 at 3:00 pm Central time, and, if the Special Meeting is adjourned or postponed, at any adjournments or postponements of that meeting.

This Proxy Statement covers two proposals: (1) the approval of a new investment subadvisory agreement between Wall Street Associates, LLC (“WSA”), the subadviser to the Fund, and Waddell & Reed Investment Management Company (“WRIMCO” or the “Adviser”), the investment manager to the Fund; and (2) the approval of the use of a “manager of managers” structure for the Fund, whereby WRIMCO will be able to hire and replace subadvisers for the Fund without shareholder approval.

The Board of Trustees is soliciting votes from shareholders of the Fund by the mailing of this Proxy Statement and the accompanying proxy card to shareholders on or about [May 19], 2014. Shareholders of record at the close of business on [April 21], 2014 (the “Record Date”) are entitled to vote at the Special Meeting.

The appointed proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

If you do not expect to be present at the Special Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions for each proposal. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to a proposal, the proxy will be voted FOR the approval of the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the internet or by attending and voting in person at the Special Meeting. If you revoke a previous proxy, your vote will not be counted unless you appear at the Special Meeting and vote in person or legally appoint another proxy to vote on your behalf.

If your proxy has not been revoked, the shares represented by the proxy will be cast at the Special Meeting and any adjournments or postponements thereof. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

The Board of Trustees has approved and recommends that you vote FOR each Proposal.

PROPOSAL 1

APPROVAL OF A NEW INVESTMENT SUBADVISORY AGREEMENT

WITH RESPECT TO THE FUND

Overview

The Board of Trustees is requesting that shareholders approve a new investment subadvisory agreement between WRIMCO and WSA with respect to the Fund (the “New Agreement”) to enable WSA to continue to serve as the subadviser to the Fund. Approval of the New Agreement will not result in any increase in the fee rate paid by the Fund or its shareholders for WSA’s subadvisory services. The New Agreement is substantially similar in all material respects to the previous investment subadvisory agreement between WSA and WRIMCO, dated April 15, 2009 (the “Previous Agreement”). The effective date of the New Agreement would be the date that shareholders of the Fund approve the New Agreement.

Background on Possible Change in Control of WSA

On January 30, 2014, WSA notified WRIMCO that William Jeffery and Ken McCain, the controlling shareholders of WSA, had decided to retire. Eight employees, including investment team members and other key personnel agreed to purchase Mr. Jeffery’s and Mr. McCain’s respective equity interest in WSA in a transaction that closed on March 4, 2014. WSA will remain 100% owned by its active employees. Messrs. Jeffery and McCain already have transitioned their respective portfolio management responsibilities to other members of the WSA team.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser or subadviser is presumed to constitute a “change in control” of that adviser or subadviser. The 1940 Act further states that a change in control of an adviser or subadviser causes the advisory or subadvisory agreement, as the case may be, to be “assigned,” which results in the automatic termination of that agreement. When control of a majority of the voting shares of WSA was transferred from Messrs. Jeffery and McCain to the eight other employees, a “change in control” of WSA (for purposes of the 1940 Act) occured, thereby causing an “assignment” and termination of the Previous Agreement between WSA and WRIMCO.

The 1940 Act requires that advisory agreements, other than certain interim advisory agreements referred to below, be approved by a vote of a majority of the outstanding voting securities of a fund (as defined in the 1940 Act). Therefore, shareholders are being asked to approve the New Agreement. If approved by shareholders, the New Agreement will become effective as of the date of shareholder approval.

About WSA

WSA, located at the La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, serves as the subadviser and, as such, provides investment advice, to and generally conducts the investment management program for, the Fund pursuant to the Previous Agreement, and has served in this capacity with regard to the Fund since 2009. WSA had approximately $1.286 billion in assets under management as of March 31, 2014. WSA’s day to day affairs are managed by its Managing Partner, Wall Street Associates II, LLC. Wall Street Associates II, LLC is entirely owned by active employees of WSA and maintains the same address.

The following table provides information about WSA’s owners and executive officers.

Full Legal Name	Status
Wall Street Associates II, LLC	Managing Member

Smith, Ted, Chandler	Principal, Chief Operating Officer & Chief Compliance Officer

Ariano, Paul, Joseph	Principal And Portfolio Manager And CIO Committee Member

Lecoq, Paul, Kimler	Principal And Portfolio Manager And CIO Committee Member

Full Legal Name	Status
Jacobson, Lucas, Alan	Principal And Portfolio Manager And CIO Committee Member

Waadt, Alexis, Christine	Principal And Portfolio Manager

Gastil, William	Principal And Head Of Trading

Taylor-Ariano, Kimberly	Principal, Client Services

Knowles, Rob, Roy	Principal, Director Of Marketing

The following table provides information relating to WSA’s management of other registered investment companies with similar investment objectives:

	Ivy Micro Cap Growth Fund	CGCM Small Cap Growth Fund
Assets Managed (in millions)	$265	$169
Annual Advisory Fee (as a % of average daily value of net assets)	.50%	.50%

The Interim Subadvisory Agreement and Rule 15a-4

Rule 15a-4 under the 1940 Act permits a mutual fund to be advised under an interim advisory agreement until shareholders can vote on a new advisory agreement, provided that certain requirements of the rule are satisfied. By its terms, an interim advisory agreement terminates automatically 150 days from its commencement. When an agreement is terminated by an assignment by a controlling person of the adviser in which such person receives money or another benefit, Rule 15a-4 permits the adviser to serve as an adviser (or as a subadviser, as is the case with WSA) to that mutual fund under an interim advisory agreement after the termination of the existing shareholder-approved advisory agreement, if:

(i)	The compensation to be received under the interim agreement is no greater than the compensation that the adviser would have received under the previous agreement;

(ii)	The fund’s board of trustees, including a majority of trustees who are not interested persons of the fund (“Independent Trustees”), has approved the interim agreement before the previous agreement has terminated;

(iii)	The fund’s board of trustees, including a majority of Independent Trustees, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous agreement;

(iv)	The interim agreement provides that the fund’s board of trustees or a majority of the fund’s outstanding voting securities may terminate the agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

(v)	The interim agreement contains the same terms and conditions as the previous agreement, with the exception of its effective and termination dates, provisions governed by paragraphs (i), (iv) and (vi) (as outlined above and below), and any other differences in terms and conditions that the fund’s board of trustees, including a majority of Independent Trustees, finds to be immaterial;

(vi)	The interim agreement requires that (a) the compensation earned under the agreement will be held in an interest-bearing escrow account with the fund’s custodian or a bank, (b) if a majority of the fund’s outstanding voting securities approve an agreement with the adviser by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the adviser, and (c) if a majority of the fund’s outstanding voting securities do not approve an agreement with the adviser, the adviser will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the interim agreement (plus interest earned on the escrow amount), or (2) the total amount in the escrow account (plus interest earned); and

(vii)	the fund’s board of trustees satisfies the fund governance standards of Rule 0-1(a)(7) under the 1940 Act.

On February 27, 2014, in accordance with all applicable requirements of Rule 15a-4 under the 1940 Act, the Board of Trustees, including a majority of the Independent Trustees, met to consider an interim investment subadvisory agreement between WRIMCO and WSA with respect to the Fund (the “Interim Agreement”). At that meeting, the Board of Trustees determined that the terms and conditions of the Interim Agreement (including the compensation to be paid to WSA) were identical in all material respects to those of the Previous Agreement, except for the date of its execution, effectiveness, and termination; the terms for terminating the agreement; and the placement of compensation earned under the Interim Agreement in an escrow account.

The Interim Agreement allows WSA to continue to subadvise the Fund while the Board of Trustees solicits shareholder approval for the New Agreement. The Interim Agreement became effective on March 4, 2014, and will remain in effect for the lesser of 150 days from that date or until the New Agreement is approved by shareholders of the Fund.

The New Agreement

In general, it is anticipated that the change in control will cause little or no financial, operational, managerial or supervisory impact on WSA. As noted above, although Messrs. Jeffery and McCain are retiring from WSA, they have transitioned their respective portfolio management responsibilities to other WSA employees over the past several years. The proposed terms of the New Agreement are identical to the Previous Agreement, except for the dates of its execution, effectiveness, and termination. A draft of the proposed New Agreement is attached to this Proxy Statement as Appendix A.

The Previous Agreement took effect April 15, 2009, and since that time, the Board of Trustees, including the Independent Trustees, have approved annually the continuation of the Previous Agreement. The Board of Trustees most recently approved the continuation of the Previous Agreement at a meeting on August 12-13, 2013 (the “August Meeting”). Under the terms of the Previous Agreement, WSA is entitled to receive an annual fee from the Adviser at a rate of 0.50% of the Fund’s average net assets. During the last fiscal year, the aggregate fee paid to WSA pursuant to the Previous Agreement was $309,284.57. For such compensation, WSA conducts a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets. The compensation to be paid to WSA, as well as WSA’s duties, will be the same under the New Agreement as under the Previous Agreement.

The effective date of the New Agreement for the Fund will be the date that the shareholders of the Fund approve the New Agreement. The New Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding voting securities of the Fund. The New Agreement automatically terminates on assignment. In addition, the New Agreement may be terminated upon 60 days’ notice by WSA to the Adviser and the Fund. The New Agreement, like the Previous Agreement, provides that WSA shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful conduct, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties.

If the New Agreement is not approved by the shareholders of the Fund, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a new investment subadvisory agreement.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on February 27, 2014, the Board of Trustees, including the Independent Trustees, considered whether to recommend that shareholders of the Fund vote to approve the New Agreement (the “February Meeting”). As part of that consideration, the Board of Trustees noted that, at the August Meeting, it had considered the renewal of the Previous Agreement. The Board of Trustees considered that, at the August Meeting, it had reviewed and discussed extensively the information provided by WSA on, among other things: the nature, extent and quality of services WSA provides the Fund; any benefits derived by WSA from its relationship to the Fund; the fees charged by WSA for subadvisory services to the Fund; WSA’s performance in advising the Fund; whether there are economies of scale with respect to the management of the Fund; and the anticipated profits to be realized by WSA in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund, as disclosed in the Fund’s Annual Report to shareholders dated December 31, 2013. The Board of Trustees then noted that, at the August Meeting, after extensive deliberation of the materials it had received from WSA that it believed to be reasonably necessary to evaluate the terms of the Previous Agreement, the Board of Trustees, including by separate vote the Independent Trustees, unanimously determined that approval of the continuation of the Previous Agreement was in the best interests of the Trust and the shareholders of the Fund, and so it unanimously approved the renewal of the Previous Agreement.

During the February Meeting, a representative of the Adviser discussed the change of control of WSA by virtue of the retirement of Messrs. Jeffery and McCain, which had necessitated approval of the Interim Agreement, and also explained that the change of control is not expected to impact or interfere with the management or the business of WSA with respect to its subadvisory services to the Fund. The Board of Trustees then considered that the terms and conditions of the New Agreement were identical in all material respects to the terms and conditions of the Previous Agreement that it had approved at the August Meeting. The Board of Trustees also considered that the factors upon which it had based its conclusion to continue the Previous Agreement had not changed.

As a result of its considerations, the Board of Trustees, including all of the Independent Trustees, unanimously determined to recommend the New Agreement to shareholders for approval.

Required Vote

Approval of this Proposal requires the affirmative vote of the lesser of (i) 67% or more of the Fund’s votes present at the Special Meeting if more than 50% of the outstanding votes of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding votes of the Fund.

Recommendation of the Board

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders vote FOR the Proposal.

PROPOSAL 2

CONSIDERATION OF “MANAGER OF MANAGERS” ARRANGEMENT

Overview

Pursuant to the investment advisory agreement between the Fund and WRIMCO (the “Investment Advisory Agreement”), WRIMCO is permitted, at its own expense, to select and contract with one or more subadvisers to perform some or all of the services for the Fund. WRIMCO has entered into an investment subadvisory agreement with respect to the Fund.

If WRIMCO delegates portfolio management duties to a subadviser with respect to the Fund, the 1940 Act requires that the subadvisory agreement must be approved by the shareholders of the Fund. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a subadviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Therefore, to comply with Section 15 of the 1940 Act, the Fund must obtain shareholder approval of a subadvisory agreement to replace an existing subadviser with a new subadviser, materially change the terms of a subadvisory agreement, or continue the employment of an existing subadviser when that subadvisory agreement terminates because of an assignment (as such term is defined under the 1940 Act) of the agreement.

“Manager of Managers” Arrangement

Because of the expense and delays associated with obtaining shareholder approval of subadvisers and related subadvisory agreements, many mutual fund investment advisers have requested and obtained orders (“Orders”) from the Securities and Exchange Commission (“SEC”) exempting them and the mutual funds they manage from certain requirements of Section 15(a) of the 1940 Act and the rules thereunder. Subject to the conditions delineated therein, the Orders permit mutual funds and their respective advisers to employ a “manager of managers” arrangement with respect to funds, whereby the advisers may retain unaffiliated subadvisers for their funds and change the terms of a subadvisory agreement without first obtaining shareholder approval.

The Trust has filed an application with the SEC for an Order. If shareholders approve the “manager of managers” arrangement, it would not become effective until the Fund obtains an exemption from the requirements under Section 15(a) of the 1940 Act. Neither WRIMCO nor the Fund can assure that the SEC will grant an Order.

Application of the “Manager of Managers” Arrangement

The “manager of managers” arrangement would permit WRIMCO, as the Fund’s investment manager, to appoint and replace unaffiliated subadvisers, and enter into and amend subadvisory agreements with unaffiliated subadvisers, on behalf of the Fund without shareholder approval. The “manager of managers” arrangement is intended to enable the Fund to operate with greater efficiency and help the Fund enhance its performance by allowing WRIMCO to employ the subadviser(s) best suited to the needs of the Fund without incurring the expense and delay associated with obtaining shareholder approval of subadvisers and related subadvisory agreements. The Board of Trustees believes that the “manager of managers” arrangement is in the best interests of the Fund and its shareholders.

The process of seeking shareholder approval is administratively expensive, and may cause delays in executing changes that the Board of Trustees and WRIMCO have determined are necessary or desirable. Those costs often are borne by a fund (and therefore indirectly by a fund’s shareholders). If shareholders approve the “manager of managers” arrangement for the Fund, the Board of Trustees would be able to act more quickly and with less expense to the Fund to appoint or replace an unaffiliated subadviser, in instances in which the Board of Trustees and WRIMCO believe that the appointment or replacement would be in the best interests of the Fund and its shareholders.

In the absence of shareholder approval of new subadvisory agreements and amendments to existing subadvisory agreements under the “manager of managers” arrangement, the Board of Trustees, including the Independent Trustees, would continue to oversee the subadviser selection process to help ensure that the interests of shareholders are protected whenever WRIMCO would seek to select a subadviser or modify a subadvisory agreement. Specifically, the Board of Trustees, including the Independent Trustees, would evaluate and approve all subadvisory agreements, as well as any modification to an existing subadvisory agreement. In reviewing new subadvisory agreements or modifications to existing subadvisory agreements, the Board of Trustees will analyze all factors that it considers to be relevant to its determination, including the subadvisory fees, the nature, quality and scope of services to be provided by the subadviser, the investment performance of the assets managed by the subadviser in the particular style for which a subadviser is sought, as well as the subadviser’s compliance with federal securities laws and regulations.

Furthermore, operation of the Fund under the “manager of managers” arrangement would not: (1) permit investment management fees paid by the Fund to WRIMCO to be increased without shareholder approval, or (2) diminish WRIMCO’s responsibilities to the Fund, including WRIMCO’s overall responsibility for the portfolio management services furnished by a subadviser. Until receipt of an Order from the SEC, WRIMCO will only enter into new or amended subadvisory agreements with shareholder approval, to the extent required by applicable law.

Under the “manager of managers” arrangement, shareholders would receive notice of, and information pertaining to, any new subadvisory agreement or any material change to a subadvisory agreement. In particular, shareholders would receive the same information about a new subadvisory agreement and a new subadviser that they would receive in a proxy statement related to their approval of a new subadvisory agreement in the absence of a “manager of managers” arrangement. In each case, shareholders will receive such notice and information within the timeframe required by the Order.

To be consistent with the conditions contained in Orders granted by the SEC, if shareholders approve the “manager of managers” arrangement, the Investment Advisory Agreement provides that WRIMCO is required to supervise and oversee the activities of subadvisers on behalf of the Fund. If the proposal is not approved, shareholder approval would continue to be required for WRIMCO to enter into new or materially amend subadvisory agreements with respect to the Fund.

Board Approval of “Manager of Managers” Arrangement

The Board of Trustees of the Trust, including the Independent Trustees, has approved the use of the “manager of managers” arrangement and determined that it would be in the best interests of the Fund and its shareholders. In evaluating this arrangement, the Board of Trustees, including the Independent Trustees, considered various factors and other information, including the following:

1.	A “manager of managers” arrangement will enable the Board of Trustees to act more quickly, with less expense to the Fund, in appointing a new subadviser when the Board and WRIMCO believe that such appointment would be in the best interests of the Fund and its shareholders;

2.	WRIMCO would continue to be directly responsible for monitoring a subadviser’s compliance with the Fund’s investment objectives and investment strategies and for analyzing the performance of the subadvisers; and

3.	No subadviser could be appointed, removed or replaced without approval by the Board of Trustees.

Required Vote

Approval of this Proposal requires the affirmative vote of the lesser of (i) 67% or more of the Fund’s votes present at the Special Meeting if more than 50% of the outstanding votes of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding votes of the Fund.

Recommendation of the Board

The Board of the Trust recommends that shareholders vote FOR the Proposal.

OTHER MATTERS

Management of the Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION ABOUT THE MEETING

The investment adviser of the Fund is WRIMCO, the principal underwriter is Waddell & Reed, Inc. (“W&R”), and the Shareholder Servicing Agent is Waddell & Reed Services Company. Each of these entities has as its principal place of business 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Shareholder Reports

Copies of the Fund’s Annual Report for the fiscal year ended December 31, 2013 previously have been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual Report. You can obtain copies of that report, as well as copies of the Fund’s most recent Semi-annual Report, without charge, by writing to Waddell & Reed, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by calling 1-888-WADDELL.

Householding

To avoid sending duplicate copies of materials to households, the Fund may mail only one copy of this Proxy Statement to shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from a shareholder. The consolidation of these mailings benefits the Fund through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should make a request by writing to Waddell & Reed, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by calling 1-888-WADDELL.

Voting Rights

Shareholders of record on the Record Date are entitled to be present and to vote at the Special Meeting or any adjourned or postponed meeting. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each dollar (and a proportional fractional vote for each fraction of a dollar) of the net asset value of each share (including fractional shares) held; no shares have cumulative voting rights.

The shares of the Fund are currently sold only to variable life insurance separate accounts and variable annuity separate accounts (hereinafter collectively referred to as the “Variable Accounts”) as a funding vehicle for the Policies offered by the Variable Accounts of Participating Insurance Companies. As of the date of this proxy statement, the Participating Insurance Companies are Allianz Life Insurance Company of North America/Allianz Life Insurance Company of New York, Ameritas Life Insurance Corp/The Union Central Life Insurance Company, AXA Equitable Life Insurance Company, Jefferson National Life Insurance Company, Massachusetts Mutual Life Insurance Company, Midland National Life Insurance Company, Minnesota Life Insurance Company, National Security Life & Annuity Company, Nationwide Life Insurance Company/Nationwide Life & Annuity Insurance Company, Pacific Life Insurance Company/Pacific Life & Annuity Company, Protective Life Insurance Company, Riversource Life Insurance Company/Riversource Life Insurance of New York, Securian Life Insurance Company, Security Benefit Life Insurance Company/First Security Benefit Life Insurance Company & Annuity Company of New York, The Guardian Insurance & Annuity Company, Inc., The Lincoln National Life Insurance Company/Lincoln Life & Annuity Company of New York, The Ohio National Life Insurance Company/Ohio National Life Assurance Corporation. Each of the Variable Accounts has a sub-account (“Sub-Account”), the assets of which are invested in shares of the Fund. As of the record date, the Fund had [            ] outstanding shares.

Each Participating Insurance company is the legal owner of all Fund shares held by the Variable Accounts of that Participating Insurance Company. In accordance with its view of applicable law, each Participating Insurance Company is soliciting voting instructions from its Policyowners with respect to all matters to be acted upon at the Meeting. The Policyowners permitted to give instructions for the Fund and the number of Fund shares for which instructions may be given will be determined as of the Record Date for the Meeting. The numbers of votes which a Policyowner has the right to instruct will be calculated separately for each Variable Account. That number will be determined by applying the Policyowner’s percentage interest, if any, in the Sub-Account holding shares of the Fund to the total number of votes attributable to that Sub-Account. All Fund shares held by the Variable Accounts of a Participating Insurance Company will be voted in accordance with voting instructions received from its Policyowners. Each Participating Insurance Company will vote Fund shares attributable to its Policies as to which no timely instructions are received, and any Fund shares held by that Participating Insurance Company as to which Policyowners have no beneficial interest, in proportion to the voting instructions, including abstentions, which are received with respect to its Policies participating in the Fund. The effect of such proportional voting is that a small number of Policyowners may determine the outcome of the vote.

Ownership of Shares

As of [April 21], 2014, the Trust believes that its Trustees and officers, as a group, owned less than one percent of each class of shares of the Fund and of the Trust as a whole. As of [April 21], 2014, the shareholders of record who owned 5% or more of the outstanding shares of the noted class of shares of the Fund are set forth in Appendix B.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. A superseding proxy may also be executed by voting via telephone or internet. The superseding proxy need not be voted using the same method (mail, telephone or Internet) as the original proxy vote.

Shareholder Communications

Shareholder communications to the Board of Trustees must be in writing and addressed to the Board of Trustees and to the attention of Mara Herrington, Secretary of the Fund, at 6300 Lamar Avenue, Overland Park, Kansas 66201. If a specific Trustee is the intended recipient of such communication, the name of that Trustee must be noted therein. The Secretary will forward such correspondence only to the intended recipient if one is noted. Prior to forwarding any correspondence, the Secretary will review the communication and will not forward communications deemed by the Secretary, in her discretion, to be frivolous, of inconsequential commercial value or otherwise inappropriate for Board of Trustees’ consideration. Any communication reviewed by the Secretary and not forwarded to the Board of Trustees for consideration shall be forwarded to, and reviewed by, independent legal counsel to the Independent Trustees. In the event independent legal counsel to the Independent Trustees disagrees with the determination of the Secretary and deems such communication appropriate for consideration by the Board of Trustees, such communication shall be forwarded to the Board of Trustees or members thereof, as appropriate. The Fund will retain shareholder communications addressed to the Board of Trustees in accordance with its record retention policy.

QUORUM, VOTING AT THE MEETING AND ADJOURNMENT

The presence in person or by proxy of one-third or more of the Fund’s shares of all classes entitled to vote is a quorum for the transaction of business. In the event that a quorum of shareholders of the Fund is not represented at the Special Meeting, the Special Meeting may be adjourned by a majority of the Fund’s shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of any proposal, abstentions and broker “non-votes” will be treated as shares voted “Against” the proposal. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [JULY 2], 2014

The proxy statement and other proxy materials are available at www.proxyvote.com and www.ivyfunds.com.

EXPENSES AND ADDITIONAL PROXY SOLICITATION INFORMATION

WSA has agreed to bear the total costs of the Special Meeting, which includes all the costs of preparing, printing and mailing the proxy materials for the Special Meeting and all costs of solicitation of proxies. The solicitation of proxies will be made primarily by mail, oral communication, telephone, or other permissible electronic means by representatives of the Fund, Fund affiliates, WRIMCO, WRIMCO affiliates and certain broker-dealers (who may be specifically compensated for such services). Broadridge Financial Solutions, Inc., a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. Expenses associated with the Special Meeting, including the costs of printing, mailing and tabulating and soliciting proxies, is estimated to be approximately $55,119 in the aggregate.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Trust generally is not required to hold annual meetings of shareholders, and the Trust currently does not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the 1940 Act or the Trust’s charter documents.

Shareholder proposals to be presented at any future meeting of shareholders must be received by the Fund or Trust in writing a reasonable time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the Fund, Attention: Mara Herrington, Secretary, at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Whether a proposal is timely submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

By Order of the Board of Trustees of the Trust,

Mara Herrington

Secretary

[May 19], 2014

Appendix A

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AGREEMENT (“Agreement”), effective as of [                ], by and between Waddell & Reed Investment Management Company, a Kansas corporation, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the “Adviser”) and Wall Street Associates, a California corporation, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the “Sub-Adviser”).

WHEREAS, the Adviser is the investment manager to Ivy Funds Variable Insurance Portfolios, (the “Fund”), an open-end diversified management investment company organized as a series fund pursuant to the laws of the state of Delaware, registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish it with portfolio selection and related research and statistical services in connection with the Adviser’s investment advisory activities on behalf of the Fund’s Micro Cap Growth Portfolio (hereinafter “Portfolio”), and the Sub-Adviser desires to furnish such services to the Adviser;

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

1.	Appointment of Sub-Adviser

In accordance with and subject to the Investment Management Agreement between the Fund and the Adviser dated April 10, 2009, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection services described herein for investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Fund’s Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

2.	Obligations of and Services to be Provided by the Sub-Adviser

(a)	The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Portfolio:

(1)	The investment of the assets of the Portfolio shall at all times be subject to the applicable provisions of the Trust Instrument, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of the Fund and shall conform to the investment objectives, policies and restrictions of the Portfolio as set forth in such documents and as interpreted from time to time by the Board of Trustees of the Fund and by the Adviser, including diversification of the holdings of the Portfolio as a segregated asset account in accordance with Section 817 of the Internal Revenue Code, as amended (the “Code”), and Regulation Section 1.817-5 thereunder, provided that the Adviser shall be responsible for ensuring that the Fund as a whole is “adequately diversified” if and to the extent required by Section 817(h) of the Code and Regulation 1.817-5 thereunder. Within the framework of the investment objectives, policies and restrictions of the Portfolio, and subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility for the making and execution of all investment decisions for the Portfolio. The Adviser agrees to promptly inform the Sub-Adviser if such objective, policies or restrictions change and to deliver to the Sub-Adviser updated documents, if prepared.

(2)	In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objective and related investment policies for such Portfolio as set forth in the Fund’s Registration Statement, as amended; and (3) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of the Sub-Adviser, of orders for such purchases and sales.

(3)	In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser (or its designee) and the Custodian for the Fund on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Custodian of the Portfolio. The Sub-Adviser shall render such reports to the Adviser and/or to the Fund’s Board of Trustees concerning the investment activity and portfolio composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time require.

(4)	The Sub-Adviser shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Fund’s Registration Statement, as amended from time to time, and under the Securities Act of 1933, as amended (the “1933 Act”) and the 1940 Act. In connection with the placement of orders for the execution of the Fund’s portfolio transactions, the Sub-Adviser shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, the Fund or any person retained by the Fund. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(5)

In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Portfolio’s transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser’s investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in

Section 28(e)) provided by such broker, viewed in terms either of the Portfolio or the Sub-Adviser’s overall responsibilities to the Sub-Adviser’s discretionary accounts.

The Sub-Adviser shall render such reports to the Adviser and/or to the Fund’s Board of Trustees regarding the total amount and usage of all commissions generated as a result of trades executed for the Portfolio’s holdings, as well as information regarding third-party services, if any, received by the Sub-Adviser as a result of trading activity with select brokers and dealers.

(b)	The Sub-Adviser shall use the same skill and care in providing services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will comply with all applicable rules and regulations of the Securities and Exchange Commission.

(c)	The Sub-Adviser shall (i) comply with all reasonable requests of the Fund (through the Adviser) for information, including information required in connection with the Fund’s filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and (ii) provide such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to the administration of the Fund.

(d)	The Sub-Adviser shall furnish to the Adviser for distribution to the Fund’s Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Fund’s officers or Board of Trustees shall reasonably request.

(e)

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Sub-Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers. In no instance, however, will the Portfolio’s assets be purchased from or sold to the Adviser, the Sub-Adviser, the Fund’s principal underwriter, or any affiliated person of either the Fund, the Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

(f)	Consistent with U.S. securities laws, the Sub-Adviser agrees to adopt written trade allocation procedures that are “fair and equitable” to its clients which are consistent with the investment policies set out in the prospectuses and statements of additional information (including amendments) of the Portfolio or as the Fund’s Board of Trustees may direct from time to time. The Sub-Adviser also agrees to effect securities transactions in client accounts consistent with the allocation system described in such written procedures, to keep accurate records of such transactions and to fully disclose such trade allocation procedures and practices to clients.

(g)	The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Portfolio. The Adviser shall instruct the custodian and other appropriate parties providing services to the Portfolio to promptly forward misdirected proxies to the Sub-Adviser.

The Sub-Adviser shall provide to the Advisor a copy of Sub-Adviser’s written proxy voting policies and procedures, as adopted, including policies on addressing potential conflicts of interest and a copy of any summary of the procedures, if applicable. Sub-Adviser shall also be responsible for maintaining records with respect to the proxy votes cast for the Portfolio. The records shall conform to the applicable SEC proxy regulations.

Records of all applicable proxy voting records will be provided to the Adviser within 3 business days of any request, written or oral (voting records should be available in hard and soft copy).

(h)	The Sub-Adviser shall review all notices, including but not limited to corporate action notices, and provide and respond to all corresponding requests for information in relation to the securities held in the Portfolio. The Adviser shall instruct the custodian and other appropriate parties providing services to the Portfolio to promptly forward misdirected corporate action notices to the Sub-Adviser.

(i)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

3. Delivery of Documents to the Adviser. The Sub-Adviser has furnished the Adviser with copies of each of the following documents:

(a)	The Sub-Adviser’s current Form ADV and any amendments thereto, if applicable;

(b)	The Sub-Adviser’s most recent balance sheet;

(c)	Separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the custodian and the fund accounting agent of the Fund with respect to assets of the Portfolio; and

(d)	The Code of Ethics of the Sub-Adviser as currently in effect.

The Sub-Adviser will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Sub-Adviser will provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Adviser.

4.	Expenses

During the terms of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

5.	Compensation

In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Portfolio hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Portfolio. The fee shall be accrued daily and shall be based on the net asset values of all of the issued and outstanding shares of the Portfolio as determined as of the close of each business day pursuant to the Trust Instrument, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. The fee shall be payable in arrears on the last day of each calendar month.

The amount of such annual fee, as applied to the average daily value of the net assets of the Portfolio shall be as described in the schedule below:

Assets	Fee

Net Portfolio Assets	.50%

6.	Renewal and Termination

This Agreement shall continue in effect until September 30, 2009, and from year to year thereafter provided such continuance is specifically approved at least annually by a vote of the holders of the majority of the outstanding voting securities of the Portfolio, or by a vote of the majority of the Fund’s Board of Trustees. And further provided that such continuance is also approved annually by a vote of the majority of the Fund’s Board of Trustees who are not parties to this Agreement or interested persons of parties hereto, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time without payment of penalty: (i) by the Fund’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the class of capital stock of the Portfolio on sixty days’ prior written notice, or (ii) by either party hereto upon sixty days’ prior written notice to the other. This Agreement will terminate automatically upon any termination of the Investment Management Agreement between the Fund and the Adviser or in the event of its assignment. The terms “interested person,” “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act.

7.	General Provisions

(a)	The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Portfolio’s assets, or from acts or omissions of custodians or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Fund or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties hereunder.

(b)

The Adviser and the Fund’s Board of Trustees understand that the value of investments made for the Account may go up as well as down, is not guaranteed and that investment decisions will not always be profitable. The Adviser has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Portfolio. The Adviser and the Fund’s Board of Trustees acknowledge that this Portfolio is designed for the described investment objective and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Portfolio by Sub-Adviser are subject to various market and business risks.

(c)	This Agreement shall not become effective unless and until it is approved by the Board of Trustees of the Fund, including a majority of the members who are not “interested persons” to parties to this Agreement, by a vote cast in person at a meeting called for the purpose of voting such approval, and by a majority of the outstanding voting securities of the class of capital stock of the Portfolio.

(d)	The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts, including other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Portfolio. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

(e)	Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Fund, or persons otherwise affiliated with the Fund (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Portfolio or such persons as the Adviser may designate in connection with the

Portfolio. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations and Warranties. The Sub-Adviser hereby represents and warrants as follows:

(a)	The Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(b)	The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser’s obligations under this Agreement;

(c)	The Sub-Adviser’s performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(d)	The Sub-Adviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time, for the Portfolio (“Registration Statement”), and (ii) Portfolio’s prospectuses and statements of additional information (including amendments) thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the Portfolio of which the Sub-Adviser has knowledge and except as advised in writing to the Adviser such Registration Statement, prospectuses and statements of additional information (including amendments) contain, as of their respective dates, no untrue statement of any material fact of which the Sub-Adviser has knowledge and do not omit any statement of a material fact of which the Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

10.	Use of Names.

(a)

The Sub-Adviser acknowledges and agrees that the names Ivy Funds Variable Insurance Portfolios and Waddell & Reed Investment Management Company, and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the

Fund, the Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names Ivy Funds Variable Insurance Portfolios and Waddell & Reed Investment Management Company, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to W&R Target Funds, Inc. and Waddell & Reed Investment Management Company, or the Portfolio or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Portfolio in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Portfolio, as those terms are used in the rules, regulations and guidelines of the SEC and the Financial Industry Regulatory Authority.

(b)	The Sub-Adviser acknowledges that the Portfolio and its agents may use the “Wall Street Associates” name in connection with accurately describing the activities of the Portfolio, including use with marketing and other promotional and informational material relating to the Portfolio. The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser’s name upon the foregoing terms and conditions.

11. Reports by the Sub-Adviser and Records of the Portfolio. The Sub-Adviser shall furnish the Adviser monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required to be disclosed in the Fund’s Registration Statement, in such form as may be mutually agreed. The Sub-adviser shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Fund, the Adviser or their agents at all reasonable times during normal business hours. The Sub-adviser shall immediately notify and forward to both the Adviser and legal counsel for the Fund any legal process served upon it on behalf of the Adviser or the Fund. The Sub-adviser shall promptly notify the Adviser of any changes in any information concerning the Sub-adviser of which the Sub-adviser becomes aware that would be required to be disclosed in the Fund’s Registration Statement.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser agrees that all records it maintains for the Portfolio are the property of the Portfolio and the Fund and further agrees to surrender promptly to the Fund or the Adviser any such records upon the Fund’s or the Adviser’s request. The Sub-adviser further agrees to maintain for the Fund the records the Fund is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the

Portfolio. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Fund.

12. Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Adviser and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”), controls (“controlling person”) the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser, the Portfolio, the Fund or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-adviser’s responsibilities as sub-adviser of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Sub-adviser, any of the Sub-adviser’s employees or representatives or any affiliate of or any person acting on behalf of the Sub-adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Portfolio or the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Sub-adviser to the Adviser, the Fund or any affiliated person of the Adviser or the Fund expressly for use in the Fund’s Registration Statement, or upon verbal information confirmed by the Sub-adviser in writing expressly for use in the Fund’s Registration Statement or (3) to the extent of, and as a result of, the failure of the Sub-adviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is the Sub-adviser’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Adviser agrees to indemnify and hold harmless the Sub-adviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-adviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Adviser, any of the Adviser’s employees or representatives or any affiliate of or any person acting on behalf of the Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Portfolio or the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Sub-adviser, or any affiliated person of the Sub-adviser, expressly for use in the Fund’s Registration Statement or other than upon verbal information confirmed by the Sub-adviser in writing expressly for use in the Fund’s Registration Statement; provided, however, that in no case is the Adviser’s indemnity in favor of the Sub-adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

13. Assignment by the Sub-adviser. This Agreement shall not be assigned by the Sub-adviser to any other person or company without the Adviser’s prior written consent.

14. Jurisdiction. The Sub-adviser irrevocably submits to the jurisdiction of any state or U.S. federal court sitting in the State of Kansas over any suit, action or proceeding arising out of or relating to this proposal and the agreement contemplated herein. The Sub-adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Sub-adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Sub-adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Sub-adviser is subject by a suit upon such judgment.

Nothing in this Section 14 shall affect the right of the Adviser to serve process in any manner permitted by law or limit the right of the Adviser to bring proceedings against the Sub-adviser in the courts of any jurisdiction or jurisdictions.

15. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

If to the Adviser:	WADDELL & REED INVESTMENT MANAGEMENT COMPANY
6300 Lamar Avenue
Overland Park, KS 66202, U.S.A.
Attention: Henry J. Herrmann, President

If to the Fund or Portfolio:	IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
6300 Lamar Avenue
Overland Park, KS 66202, U.S.A.
Attention: Mara D. Herrington, Vice President and Secretary

If to the Sub-Adviser:	WALL STREET ASSOCIATES
1200 Prospect Street, Suite 100
La Jolla, California 92037
Attention: Ted C. Smith, Chief Operating Officer and Chief Compliance Officer

19. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

IN WITNESS WHEREOF, the parties have duly executed this Agreement.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

By:
Its:	President

WALL STREET ASSOCIATES

By:
Its:	President

Appendix B

Table of 5% Owners of the Fund

[to be added]

Class	Shareholder Name	Total Shares Owned by Shareholder	Percent of Holdings
A
B
C
I
R
Y

B-1

IVY FUNDS

Variable Insurance Portfolios PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 [confirm tabulator is current]

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Go to website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M64608-TBD	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF IVY FUNDS VIP MICRO CAP GROWTH RECOMMENDS A VOTE “FOR” EACH PROPOSAL.	For	Against	Abstain

To approve a new subadvisory agreement between Wall Street Associates LLC and WRIMCO.	☐	☐	☐

To approve the use of a “manager of managers” structure whereby the Fund’s investment manager will be able to hire and replace subadvisers for the Fund without shareholder approval.	☐	☐	☐

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at

www.proxyvote.com and www.ivyfunds.com.

M64609-TBD

IVY FUNDS VIP MICRO CAP GROWTH

SPECIAL MEETING OF THE SHAREHOLDERS [JULY 2], 2014

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF IVY FUNDS VIP MICRO CAP GROWTH

The undersigned, having received Notice of the [July 2], 2014 Special Meeting of Shareholders of Ivy Funds VIP Micro Cap Growth (the “Fund”) and the related Proxy Statement, hereby appoints [Kristen Richards] and [Philip Shipp] as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 6300 Lamar Avenue, Overland Park, Kansas on [Wednesday], [July 2], 2014 at [3:00 p.m.] Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund, or by voting in person at the Special Meeting.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.